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                        Thirtieth Supplemental Indenture

                          Dated as of December 1, 1995

             (Supplemental to Indenture Dated as of March 15, 1946)

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                       PENNSYLVANIA GAS AND WATER COMPANY
             (formerly Scranton-Spring Brook Water Service Company)

                                       TO

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
Trustee

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

  THIRTIETH SUPPLEMENTAL INDENTURE, dated as of the first day of December 1995, made by and between PENNSYLVANIA GAS AND WATER COMPANY (formerly Scranton-Spring Brook Water Service Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the "Company"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, and having its principal place of business at No. 100 Wall Street, Suite 1600, in The City of New York, New York, as Trustee (hereinafter sometimes called the "Trustee").

  WHEREAS, the Company executed and delivered its Indenture (hereinafter called the "Original Indenture") dated as of March 15, 1946, to Morgan Guaranty Trust Company of New York ("Morgan") (formerly Guaranty Trust Company of New York), to secure its First Mortgage Bonds and has executed and delivered twenty-nine indentures supplemental thereto dated respectively as of February 15, 1951; as of September 15, 1951; as of January 15, 1952; as of March 15, 1952; as of June 15, 1952; as of December 1, 1954; as of April 15, 1956; as of November 15, 1956; as of March 15, 1957; as of September 1, 1958; as of April 15, 1959; as of July 15, 1960; as of October 31, 1961; as of December 15, 1961; as of December 15, 1963; as of June 15, 1966; as of October 15, 1967; as of May 1, 1970; as of June 1, 1972; as of March 1, 1976; as of December 1, 1976; as of August 15, 1989; as of August 15, 1989; as of September 1, 1991; as of September 1, 1992; as of December 1, 1992; as of December 1, 1992; as of December 1, 1993; and as of November 1, 1994 (the Original Indenture as heretofore supplemented and to be supplemented by this Thirtieth Supplemental Indenture, and as the same may be further supplemented by additional indentures supplemental thereto, being hereinafter collectively called the "Indenture"); and

  WHEREAS, the Company, Morgan and the Trustee executed and delivered the Resignation, Successor Appointment and Acceptance Agreement dated as of September 2, 1994, pursuant to which the Trustee became successor trustee under the Indenture; and

  WHEREAS, the Company at November 1, 1995 (i) had retired all of the original issue of $24,500,000 principal amount of bonds of a series designated First Mortgage Bonds 27/8% Series due 1976 (hereinafter called "bonds of the First Series"), all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 31/2% Series due 1982, all of the original issue of $1,000,000 principal amount of bonds of a series designated First Mortgage Bonds 47/8% Series due 1987, all of the original issue of $2,000,000 principal amount of bonds of a series designated First Mortgage Bonds 43/4% Series due 1983, all of the original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 51/2% Series due 1985, all of the original issue of $3,000,000 principal amount of bonds of a series designated First Mortgage Bonds 5% Series due 1986, all of the original issue of $5,000,000 principal amount of bonds of a series designated First Mortgage Bonds 45/8% Series due 1988, all of the original issue of $4,000,000 principal amount of bonds of a series designated First Mortgage Bonds 57/8% Series due 1991, all of the original issue of $15,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9% Series due 1991, all of the original issue of $10,000,000 principal amount of bonds of a series designated First Mortgage Bonds 67/8% Series due 1992, all of the original issue of $12,000,000 principal amount of bonds of a series designated First Mortgage Bonds 10% Series due 1995, all of the original issue of $20,000,000 principal amount of bonds of a series designated First Mortgage Bonds 91/4% Series due 1996, all of the original issue of $7,000,000 principal amount of bonds of a series designated First Mortgage Bonds 8% Series due 1997 and all of the original issue of $50,000,000 principal amount of bonds of a series designated First Mortgage Bonds 9.57% Series due 1996 and (ii) had outstanding and secured by the Original Indenture, as so supplemented to the date hereof, $10,000,000 (of an original issue of $10,000,000) principal amount of bonds of a series designated First Mortgage Bonds 9.23% Series due 1999, $15,000,000 (of an original issue of $15,000,000)
principal amount of bonds of a series designated First Mortgage Bonds 9.34% Series due 2019, $50,000,000 (of an original issue of $50,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7.20% Series due 2017, $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 8.375% Series due 2002, $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7.125% Series due 2022, $19,000,000 (of an original issue of $19,000,000) principal amount of bonds of a series designated First Mortgage Bonds 6.05% Series due 2019 and $30,000,000 (of an original issue of $30,000,000) principal amount of bonds of a series designated First Mortgage Bonds 7% Series due 2017; and

  WHEREAS, Section 14.01 of the Original Indenture provides, among other things, that the Company, when authorized by a resolution of its Board of Directors, and the Trustee from time to time may enter into an indenture or indentures supplemental thereto and which thereafter shall form a part thereof for the purpose of modifying any provisions of the Indenture provided that such modifications have been approved in accordance with Article 15 of the Original Indenture by the holders of bonds issued and outstanding under the Indenture; and

  WHEREAS, Section 14.02 of the Original Indenture provides that the Trustee is authorized to join with the Company in the execution of any such supplemental indenture; and

  WHEREAS, all requirements of law and of the restated articles of incorporation, as amended, and by-laws of the Company, including all requisite action on the part of its directors and officers, relating to the execution of this Thirtieth Supplemental Indenture have been complied with and observed, all approvals of holders of bonds issued and outstanding under the Indenture required pursuant to Article 15
                                       2
of the Original Indenture in connection with this Thirtieth Supplemental Indenture have been obtained, and all things necessary to make this Thirtieth Supplemental Indenture a valid and legally binding instrument in accordance with its terms for the security of all bonds from time to time issued under the Indenture have happened, been done and been performed;

  NOW THEREFORE, THIS THIRTIETH SUPPLEMENTAL INDENTURE WITNESSETH: That Pennsylvania Gas and Water Company, intending to be legally bound, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all bonds from time to time outstanding under the Indenture, according to the terms of said bonds and to secure the performance and observance of all the covenants and conditions therein and in the Indenture contained, hath granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, created a security interest in, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, create a security interest in, pledge, set over and confirm unto First Trust of New York, National Association, as Trustee, and its successor or successors in the trust and its or their assigns forever, the following described property-that is to say:

  All property, real, personal and mixed, tangible and intangible, of the Company whether now owned or hereafter acquired by it (except such property as is expressly excepted from the lien and the operation of the Indenture).

  Without limitation of the foregoing, all real estate and interests in or relating to real estate, plants, properties and equipment, and all pumping and transmission systems and facilities, together with all franchises, grants, easements, permits, privileges, appurtenances, tenements and other rights and property thereunto belonging or appertaining, whether now owned by the Company or hereafter acquired by it and used in its business of impounding, storing, transporting and selling water, or in its business of manufacturing, storing, transporting and selling gas, at wholesale or retail, for domestic, commercial, industrial and municipal use and consumption.

  Also, without limitation of the foregoing, all buildings, improvements, standpipes, towers, reservoirs, wells, springs, flumes, sluices, canals, basins, cribs, mains, conduits, hydrants, valves, pipes, pipe lines, service pipes, tanks, shops, structures, purification systems, pumping stations, pumps, meters, fixtures machinery and equipment, used or useful for the impounding, procuring, transmission or distribution of water; all generators, conveyors, purifiers, holders, power plants, fixtures, engines, boilers, pumps, meters, transmission and distribution mains, machinery and equipment used or useful for the manufacture, transmission or distribution of gas; and all and every character of apparatus whatsoever used or useful for procuring, manufacturing, transmitting or distributing water or gas; whether the same or any thereof are now owned by the Company or hereafter acquired by it.
                                       3

  Also, without limitation of the foregoing, all real estate and interests in real estate acquired by sale or by merger of subsidiary or constituent companies, now owned or as may be subsequently acquired by the Company.

  The property covered by the lien of the Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property (which generally includes property additions through October 31, 1995, except such property as is expressly excepted from the lien and operation of the Indenture):

                                       I

  The following piece or parcel of land situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

  (S) 01. Parcel of land situate in the Township of Carbondale, Lackawanna County, from Gary A. Gormley and Carol Gormley, his wife, by Deed dated November 28, 1994 and recorded December 8, 1994 in Lackawanna County Deed Book 1494 at Page 553. Containing Three and Two One-Hundredths (3.02) acres, more or less.

                                       II

  The following rights-of-way and/or easements situate in the County of Columbia and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Borough of Berwick, Columbia County, from Thomas A. Bafile, et ux, by Indenture dated November 16, 1994 and recorded December 22, 1994 in Columbia County Record Book 587 at Page 77.

  (S) 02. Right-of-way for gas pipeline in the Township of Briar Creek, Columbia County, from Bennie E. Naunczek, et ux, by Indenture dated November 21, 1994 and recorded December 22, 1994 in Columbia County Record Book 587 at Page 80.

  (S) 03. Right-of-way for gas pipeline in the Township of Briar Creek, Columbia County, from Roman Catholic Congregation, et al, by Indenture dated November 30, 1994 and recorded December 22, 1994 in Columbia County Record Book 587 at Page 86.

  (S) 04. Right-of-way for gas pipeline in the Town of Bloomsburg, Columbia County, from Karl Henry Dildine, by Indenture dated January 25, 1995 and recorded February 6, 1995 in Columbia County Record Book 589 at Page 869.
                                       4

  (S) 05. Right-of-way for gas pipeline in the Town of Bloomsburg, Columbia County, from Shangrila Development Corporation, by Indenture dated February 1, 1995 and recorded February 6, 1995 in Columbia County Record Book 589 at Page 865.

  (S) 06. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Drue C. Hoffman, et ux, by Indenture dated February 9, 1995 and recorded March 2, 1995 in Columbia County Record Book 591 at Page 178.

  (S) 07. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Charles B. Pursel, et ux, et al, by Indenture dated February 22, 1995 and recorded March 10, 1995 in Columbia County Record Book 591 at Page 753.

  (S) 08. Right-of-way for gas pipeline in the Township of South Centre, Columbia County, from Star-Kist Foods, Inc., by Indenture dated March 11, 1995 and recorded April 18, 1995 in Columbia County Record Book 594 at Page 227.

  (S) 09. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Kenneth E. Carey, et ux, by Indenture dated March 21, 1995 and recorded April 18, 1995 in Columbia County Record Book 594 at Page 231.

  (S) 10. Right-of-way for gas pipeline in the Township of Scott, Columbia County, from Judith Ann Ernst, by Indenture dated April 12, 1995 and recorded April 18, 1995 in Columbia County Record Book 594 at Page 234.

  (S) 11. Right-of-way for gas pipeline in the Borough of Berwick, Columbia County, from Robert A. Pearson, et al, by Indenture dated June 20, 1995 and recorded July 25, 1995 in Columbia County Record Book 601 at Page 870.

  (S) 12. Right-of-way for gas pipeline in the Township of Montour, Columbia County, from Alan R. Behrent, et ux, by Indenture dated August 17, 1995 and recorded August 31, 1995 in Columbia County Record Book 604 at Page 968.

  (S) 13. Right-of-way for gas pipeline in the Township of Montour, Columbia County, from Robert H. Progansky, by Indenture dated August 17, 1995 and recorded August 31, 1995 in Columbia County Record Book 604 at Page 971.

  (S) 14. Right-of-way for gas pipeline in the Township of Montour, Columbia County, from H&C Realty Corporation, by Indenture dated August 25, 1995 and recorded August 31, 1995 in Columbia County Record Book 604 at Page 974.

                                      III

  The following rights-of-way and/or easements situate in the County of Lackawanna and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Ralph D. Noto, et al, by Indenture dated September 3, 1993 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 703.
                                       5

  (S) 02. Right-of-way for gas pipeline in the Borough of Dalton, Lackawanna County, from Richard J. Volz, et ux, et al, by Indenture dated October 15, 1993 and recorded October 20, 1993 in Lackawanna County Deed Book 1451 at Page 186.

  (S) 03. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Lewis Marcus, et ux, by Indenture dated April 25, 1994 and recorded December 22, 1994 in Lackawanna County Deed Book 1496 at Page 426.

  (S) 04. Right-of-way for water pipeline in the Borough of Archbald, Lackawanna County, from East Side Hose Company, No. 4, by Indenture dated June 15, 1994 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 690.

  (S) 05. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from East Side Hose Company, No. 4, by Indenture dated June 15, 1994 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 694.

  (S) 06. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Paul Misiura, et ux, by Indenture dated June 30, 1994 and recorded February 17, 1995 in Lackawanna County Deed Book 1501 at Page 252.

  (S) 07. Right-of-way for gas pipeline in the Borough of Archbald, Lackawanna County, from Valley View School District, by Indenture dated July 28, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 732.

  (S) 08. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from William Alaimo, et ux, by Indenture dated August 5, 1994 and recorded October 5, 1994 in Lackawanna County Deed Book 1487 at Page 414.

  (S) 09. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Hemingway Development Limited Partnership, by Indenture dated August 15, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 736.

  (S) 10. Right-of-way for water pipeline in the Borough of Moosic, Lackawanna County, from Hemingway Development Limited Partnership, by Indenture dated August 15, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 741.

  (S) 11. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Thomas A. Regula, et ux, by Indenture dated August 19, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 746.
                                       6

  (S) 12. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Eric A. Gerchman, et ux, by Indenture dated August 20, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 750.

  (S) 13. Right-of-way for gas pipeline in the Borough of Blakely, Lackawanna County, from Frank Antenori, et ux, by Indenture dated August 28, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 754.

  (S) 14. Right-of-way for gas pipeline in the Borough of Jessup, Lackawanna County, from Envirotest/Synterra Partners, by Indenture dated September 2, 1994 and recorded October 5, 1994 in Lackawanna County Deed Book 1487 at Page 418.

  (S) 15. Right-of-way for gas pipeline in the Township of South Abington, Lackawanna County, from Nikelle, Inc., by Indenture dated September 9, 1994 and recorded October 5, 1994 in Lackawanna County Deed Book 1487 at Page 423.

  (S) 16. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Evo C. Taffera, et ux, by Indenture dated September 22, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 770.

  (S) 17. Right-of-way for ground bed for cathodic protection in the Borough of Dickson City, Lackawanna County, from Borough of Dickson City, by Indenture dated September 26, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 774.

  (S) 18. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from David A. Fidati, et ux, by Indenture dated September 27, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 778.

  (S) 19. Right-of-way for gas pipeline in the Borough of Dickson City, Lackawanna County, from Wegmans Food Markets, Inc., by Indenture dated
October 3, 1994 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 278.

  (S) 20. Right-of-way for water pipeline in the Borough of Dickson City, Lackawanna County, from Wegman's Food Markets, Inc., by Indenture dated October 3, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 758.

  (S) 21. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Joseph E. Cronkey, et ux, by Indenture dated October 5, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 766.
                                       7

  (S) 22. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from William J. Boston, et ux, by Indenture dated October 6, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 782.

  (S) 23. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Timothy D. Rowland, et ux, by Indenture dated October 10, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 786.

  (S) 24. Right-of-way for gas pipeline in the Borough of Olyphant, Lackawanna County, from Sean Rist, by Indenture dated October 19, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 790.

  (S) 25. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Lawrence C. Duchnik, by Indenture dated October 21, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 794.

  (S) 26. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Henry Jellock, et ux, by Indenture dated October 25, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1491 at Page 798.

  (S) 27. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Glenn J. Gress, et ux, by Indenture dated October 31, 1994 and recorded November 14, 1994 in Lackawanna County Deed Book 1492 at Page 1.

  (S) 28. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Daniel M. McNabb, et ux, by Indenture dated November 8, 1994 and recorded December 22, 1994 in Lackawanna County Deed Book 1496 at Page 430.

  (S) 29. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Stanley J. Gurecki, by Indenture dated November 23, 1994 and recorded December 22, 1994 in Lackawanna County Deed Book 1496 at Page 434.

  (S) 30. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Charles V. Mesiti, et ux, by Indenture dated December 2, 1994 and recorded December 22, 1994 in Lackawanna County Deed Book 1496 at Page 438.

  (S) 31. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Sharon Marranca, et al, by Indenture dated December 14, 1994 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 425.

  (S) 32. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Howard Seymour, et ux, by Indenture dated December 20, 1994 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 429.
                                       8

  (S) 33. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Charles J. Zazzera, et ux, by Indenture dated December 23, 1994 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 433.

  (S) 34. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Leo C. Woelkers, et ux, by Indenture dated December 23, 1994 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 437.

  (S) 35. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Lee T. Besen, et ux, by Indenture dated December 23, 1994 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 441.

  (S) 36. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Highland Associates II, et al, by Indenture dated January 4, 1994 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 285.

  (S) 37. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Mack Bolus, et ux, by Indenture dated January 13, 1995 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 445.

  (S) 38. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Robert C. Bolus, et ux, by Indenture dated January 31, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 290.

  (S) 39. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Edwin R. Swarts, et ux, by Indenture dated February 2, 1995 and recorded February 8, 1995 in Lackawanna County Deed Book 1500 at Page 449.

  (S) 40. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Donald McGuire, et al, by Indenture dated February 10, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 294.

  (S) 41. Right-of-way for gas pipeline in the Borough of Taylor, Lackawanna County, from Lloyd Evans, et ux, by Indenture dated February 13, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 298.

  (S) 42. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Allied Genevieve Hayes/McDade Apartments, by Indenture dated February 14, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 302.

  (S) 43. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Jeffrey L. Frear, by Indenture dated February 17, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 307.

  (S) 44. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Paul G. Walsh, et ux, by Indenture dated February 20, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 311.

  (S) 45. Right-of-way for water pipeline in the Borough of Dunmore, Lackawanna County, from Paul G. Walsh, et ux, by Indenture dated February 20, 1995 and recorded March 13, 1995 in Lackawanna County Deed Book 1503 at Page 315.

  (S) 46. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Gerald J. Notarianni, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 785.

  (S) 47. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Gerald J. Notarianni, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 789.

  (S) 48. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Claire Notarianni, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 793.

  (S) 49. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Claire Notarianni, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 797.

  (S) 50. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Claire Utz, et al, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 801.

  (S) 51. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Claire Utz, et al, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1507 at Page 1.

  (S) 52. Right-of-way for gas pipeline in the City of Scranton, Lackawanna County, from Jerry Notarianni, et ux, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1507 at Page 5.

  (S) 53. Right-of-way for water pipeline in the City of Scranton, Lackawanna County, from Jerry Notarianni, et ux, by Indenture dated March 13, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1507 at Page 9.
                                       10

  (S) 54. Right-of-way for gas pipeline in the City of Carbondale, Lackawanna County, from Sandra Baumann Marsh, by Indenture dated March 14, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1507 at Page 13.

  (S) 55. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from County of Lackawanna, by Indenture dated March 24, 1995 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 698.

  (S) 56. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Joseph E. Mariotti Trustee, by Indenture dated April 6, 1995 and recorded April 20, 1995 in Lackawanna County Deed Book 1506 at Page 781.

  (S) 57. Right-of-way for water pipeline in the Borough of Dunmore, Lackawanna County, from Price Chopper Operating Co. of PA. Inc., by Indenture dated April 26, 1995 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 709.

  (S) 58. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from Price Chopper Operating Co. of PA. Inc., by Indenture dated April 26, 1995 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 719.

  (S) 59. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Scranton Lackawanna Industrial Building Company, by Indenture dated May 12, 1995 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 724.

  (S) 60. Right-of-way for gas pipeline in the Borough of Clarks Summit, Lackawanna County, from Richard C. Florey, et ux, by Indenture dated May 19, 1995 and recorded June 8, 1995 in Lackawanna County Deed Book 1511 at Page 714.

  (S) 61. Right-of-way for gas pipeline in the Township of Scott, Lackawanna County, from Robert J. Vail, et ux, by Indenture dated June 19, 1995 and recorded August 4, 1995 in Lackawanna County Deed Book 1517 at Page 744.

  (S) 62. Right-of-way for water pipeline in the Township of Scott, Lackawanna County, from Robert J. Vail, et ux, by Indenture dated June 19, 1995 and recorded August 4, 1995 in Lackawanna County Deed Book 1517 at Page 749.

  (S) 63. Right-of-way for gas pipeline in the Township of Abington, Lackawanna County, from Ronald Schack, et ux, by Indenture dated June 20, 1995 and recorded August 4, 1995 in Lackawanna County Deed Book 1517 at Page 754.

  (S) 64. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Joseph J. Gentile, et ux, by Indenture dated July 11, 1995 and recorded August 4, 1995 in Lackawanna County Deed Book 1517 at Page 759.
                                       11

  (S) 65. Right-of-way for gas pipeline in the Borough of Dunmore, Lackawanna County, from GNB Battery Technologies, Inc., by Indenture dated July 18, 1995 and recorded September 1, 1995 in Lackawanna County Deed Book 1520 at Page 630.

  (S) 66. Right-of-way for water pipeline in the Borough of Moosic, Lackawanna County, from Hemingway Development, by Indenture dated August 7, 1995 and recorded September 1, 1995 in Lackawanna County Deed Book 1520 at Page 647.

  (S) 67. Right-of-way for gas pipeline in the Borough of Moosic, Lackawanna County, from Hemingway Development, by Indenture dated August 7, 1995 and recorded September 1, 1995 in Lackawanna County Deed Book 1520 at Page 640.

  (S) 68. Right-of-way for gas pipeline in the Borough of Old Forge, Lackawanna County, from Mariotti Lumber Company, by Indenture dated August 7, 1995 and recorded September 1, 1995 in Lackawanna County Deed Book 1520 at Page 635.

                                       IV

  The following rights-of-way and/or easements situate in the County of Lancaster and Commonwealth of Pennsylvania, to wit:

  (S)01. Right-of-way for gas pipeline in the Township of Warwick, Lancaster County, from Ivan Z. Stauffer and Marie L. Stauffer (Stauffers) and Clyde Sauder, Arlene W. Sauder and Earl W. Hostetter, Partners, as tenants in co-partnership t/d/b/a Samuel N. Hostetter and Clyde Sauder, Partners, (Hostetter and Sauder) by Indenture dated February 22, 1995 and recorded March 27, 1995 in Lancaster County Deed Book 4593 at Page 0382.

                                       V

  The following rights-of-way and/or easements situate in the County of Luzerne and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from First Valley Bank, by Indenture dated September 28, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 449.

  (S) 02. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Bradly E. Bryant, et al, by Indenture dated October 4, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 445.

  (S) 03. Right-of-way for gas pipeline in the City of Wilkes-Barre and Township of Wilkes-Barre, Luzerne County, from Carol Ciavarella, widow, by Indenture dated October 5, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 441.
                                       12

  (S) 04. Right-of-way for water pipeline in the Borough of Exeter, Luzerne County, from The Greater Pittson Industrial & Commerical Development Authority, et al, by Indenture dated October 11, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 436.

  (S) 05. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Mark J. Luchi, et al, by Indenture dated October 12, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 431.

  (S) 06. Right-of-way for water pipeline in the Township of Wright, Luzerne County, from Mark J. Luchi, et al, by Indenture dated October 12, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 472.

  (S) 07. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from Borough of Luzerne, by Indenture dated October 13, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 468.

  (S) 08. Right-of-way for gas pipeline in the Borough of Harveys Lake, Luzerne County, from Joseph Paglianite, by Indenture dated October 14, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 464.

  (S) 09. Right-of-way for gas pipeline in the Township of Newport, Luzerne County, from Edward E. James, Jr., et ux, by Indenture dated October 17, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 460.

  (S) 10. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from Daniel Pieretti, by Indenture dated October 18, 1994 and recorded October 24, 1994 in Luzerne County Deed Book 2508 at Page 456.

  (S) 11. Right-of-way for gas pipeline in the Borough of Avoca, Luzerne County, from Leo Murphy, et ux, by Indenture dated October 24, 1994 and recorded November 4, 1994 in Luzerne County Deed Book 2509 at Page 1198.

  (S) 12. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Gregson Amos, et ux, by Indenture dated October 26, 1994 and recorded November 4, 1994 in Luzerne County Deed Book 2510 at Page 1.

  (S) 13. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Hampton Corners, by Indenture dated October 31, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 241.

  (S) 14. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Raymond M. Black, Sr., by Indenture dated November 9, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 246.

  (S) 15. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Paul V. Irzinski, et ux, by Indenture dated November 14, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 289.
                                       13

  (S) 16. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from Richard M. Uter, et al, by Indenture dated November 17, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 281.

  (S) 17. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from James Keller, et ux, by Indenture dated November 17, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 250.

  (S) 18. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Maplemoor, Inc., T/A Huntsville Golf Club, by Indenture dated November 17, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 275.

  (S) 19. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from James T. Reese, by Indenture dated November 18, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 271.

  (S) 20. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Nellie Fromel, by Indenture dated November 18, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 263.

  (S) 21. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Mary Pensieri, by Indenture dated December 1, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 254.

  (S) 22. Right-of-way for water pipeline in the Township of Plains, Luzerne County, from Michael J. Milkanin, Jr., et al, by Indenture dated December 5, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 258.

  (S) 23. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Michael J. Milkanin, Jr., et al, by Indenture dated December 5, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 297.

  (S) 24. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Township of Dallas, by Indenture dated December 7, 1994 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 319.

  (S) 25. Right-of-way for gas pipeline in the Township of Dallas, Luzerne County, from Wilkes-Barre General Realty Corporation, by Indenture dated December 8, 1994 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 314.

  (S) 26. Right-of-way for gas pipeline in the Borough of Forty Fort, Luzerne County, from County of Luzerne, by Indenture dated December 8, 1994 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 562.

  (S) 27. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from John Giampietro, et al, by Indenture dated December 9, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 285.
                                       14

  (S) 28. Right-of-way for gas pipeline in the Borough of Plymouth, Luzerne County, from John A. Krasson, et ux, by Indenture dated December 12, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 267.

  (S) 29. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Robert K. Mericle, by Indenture dated December 13, 1994 and recorded December 21, 1994 in Luzerne County Deed Book 2514 at Page 293.

  (S) 30. Corrective Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from Raymond M. Black, Sr., by Indenture dated January 11, 1995 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 306.

  (S) 31. Right-of-way for water pipeline in the Borough of West Wyoming, Luzerne County, from Pagnotti Coal Company, by Indenture dated January 25, 1995 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 310.

  (S) 32. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Bernard Hudler, by Indenture dated January 31, 1995 and recorded March 9, 1995 in Luzerne County Deed Book 2520 at Page 913.

  (S) 33. Right-of-way for gas pipeline in the Borough of Nescopeck, Luzerne County, from Ruth Creveling, by Indenture dated February 1, 1995 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 302.

  (S) 34. Right-of-way for gas pipeline in the Borough of Nescopeck, Luzerne County, from Dale C. Knelly, et ux, by Indenture dated February 1, 1995 and recorded February 7, 1995 in Luzerne County Deed Book 2518 at Page 323.

  (S) 35. Right-of-way for water pipeline in the Township of Wright, Luzerne County, from Richard Ayre, et ux, by Indenture dated February 9, 1995 and recorded March 9, 1995 in Luzerne County Deed Book 2520 at Page 908.

  (S) 36. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Richard Ayre, et ux, by Indenture dated February 9, 1995 and recorded March 9, 1995 in Luzerne County Deed Book 2520 at Page 917.

  (S) 37. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from 315 Realty Corp., Inc. by Indenture dated February 13, 1995 and recorded March 9, 1995 in Luzerne County Deed Book 2520 at Page 900.

  (S) 38. Right-of-way for gas pipeline in the Township of Hanover, Luzerne County, from M. B. Investments, by Indenture dated February 15, 1995 and recorded March 9, 1995 in Luzerne County Deed Book 2520 at Page 904.

  (S) 39. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from Gerald Kolman, et ux, by Indenture dated March 23, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 588.
                                       15

  (S) 40. Right-of-way for gas pipeline in the Borough of Luzerne, Luzerne County, from James R. Shepherd, Sr., et al, by Indenture dated March 23, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 620.

  (S) 41. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from 315 Realty Corp., Inc., by Indenture dated March 28, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 592.

  (S) 42. Right-of-way for gas pipeline in the Township of Lehman, Luzerne County, from Maplemoor, Inc. T/A Huntsville Golf Club, by Indenture dated March 28, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 601.

  (S) 43. Right-of-way for water pipeline in the City of Wilkes-Barre, Luzerne County, from Housing Authority of The City of Wilkes-Barre, by Indenture dated April 3, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 606.

  (S) 44. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Eastern Consolidated Management Corp., by Indenture dated April 11, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 610.

  (S) 45. Right-of-way for water pipeline in the Township of Wright, Luzerne County, from Eastern Consolidated Management Corp., by Indenture dated April 11, 1995 and recorded April 19, 1995 in Luzerne County Deed Book 2524 at Page 615.

  (S) 46. Right-of-way for gas pipeline in the Township of Plains, Luzerne County, from Victoria Giovagnoli, widow, by Indenture dated April 24, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 207.

  (S) 47. Right-of-way for gas pipeline in the Borough of Dallas, Luzerne County, from M. Mercedes Kane, by Indenture dated May 5, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 199.

  (S) 48. Right-of-way for gas pipeline in the Borough of Dallas, Luzerne County, from Robert E. Post, et ux, by Indenture dated May 5, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 203.

  (S) 49. Right-of-way for water pipeline in the City of Nanticoke, Luzerne County, from Daniel Markowski Jr., et ux, by Indenture dated May 9, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 195.

  (S) 50. Right-of-way for gas pipeline in the Borough of Dallas, Luzerne County, from Frank R. Orloski, Sr., et ux, by Indenture dated May 9, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 191.
                                       16

  (S) 51. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Dorthy C. Alstein, widow, by Indenture dated May 12, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 220.

  (S) 52. Right-of-way for gas pipeline in the Borough of Duryea, Luzerne County, from Stephen James Scoda, by Indenture dated May 12, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 211.

  (S) 53. Right-of-way for gas pipeline in the Township of Wilkes-Barre, Luzerne County, from Cedar Associates, by Indenture dated May 16, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 183.

  (S) 54. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Joseph C. Flynn, Jr., et ux, et al, by Indenture dated May 18, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 187.

  (S) 55. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from William Lamoreux, III, et ux, by Indenture dated May 18, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 179.

  (S) 56. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Maple Crest-Phase II Development Company, by Indenture dated June 2, 1995 and recorded June 7, 1995 in Luzerne County Deed Book 2529 at Page 215.

  (S) 57. Right-of-way for gas pipeline in the Township of Fairview, Luzerne County, from Ruth Nobel, et vir, by Indenture dated June 15, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 567.

  (S) 58. Right-of-way for gas pipeline in the Borough of Plymouth, Luzerne County, from John C. Good, et ux, by Indenture dated June 21, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 571.

  (S) 59. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Greater Wilkes-Barre Industrial Fund, Inc. and Communication Microwave Corp., by Indenture dated June 28, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 579.

  (S) 60. Right-of-way for gas pipeline in the Township of Township, Luzerne County, from Robert K. Mericle, by Indenture dated June 30, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 575.

  (S) 61. Right-of-way for water pipeline in the Township of Fairview, Luzerne County, from Thomas A. Hollock, et ux, by Indenture dated July 7, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 548.
                                       17

  (S) 62. Right-of-way for gas pipeline in the Borough of Sugar Notch, Luzerne County, from Esther P. Munson, by Indenture dated July 13, 1995 and recorded July 26, 1995 in Luzerne County Deed Book 2534 at Page 558.

  (S) 63. Right-of-way for gas pipeline in the Township of Kingston, Luzerne County, from Echo Valley Estates, Inc., by Indenture dated July 27, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 477.

  (S) 64. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from McCarthy Tire Service Company, by Indenture dated July 27, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 455.

  (S) 65. Right-of-way for gas pipeline in the Borough of Kingston, Luzerne County, from William Barney Trustee, et al, by Indenture dated August 1, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 472.

  (S) 66. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from John J. Rygiel, Executor, by Indenture dated August 1, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 459.

  (S) 67. Right-of-way for gas pipeline in the Borough of Plymouth, Luzerne County, from Borough of Plymouth, by Indenture dated August 1, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 467.

  (S) 68. Right-of-way for water pipeline in the Township of Pittston, Luzerne County, from Joseph A. Milhalka, et ux, by Indenture dated August 5, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 482.

  (S) 69. Right-of-way for gas pipeline in the Borough of Wyoming, Luzerne County, from Jacob Vinitsker, et ux, by Indenture dated August 9, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 494.

  (S) 70. Right-of-way for gas pipeline in the City of Wilkes-Barre, Luzerne County, from Harish Joshi, et al, by Indenture dated August 14, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 503.

  (S) 71. Right-of-way for gas pipeline in the Township of Newport, Luzerne County, from Edward H. Kerbaugh, et ux, by Indenture dated August 21, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 512.

  (S) 72. Right-of-way for gas pipeline in the Township of Wright, Luzerne County, from Richard Ayre, et ux, by Indenture dated August 28, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 577.

  (S) 73. Right-of-way for gas pipeline in the Borough of Plymouth, Luzerne County, from Susan A. Stravinsky and Kurt Santayana, by Indenture dated August 29, 1995 and recorded September 1, 1995 in Luzerne County Deed Book 2538 at Page 521.
                                       18

                                       VI

  The following rights-of-way and/or easements situate in the County of Lycoming and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Industrial Properties Corporation, et al, by Indenture dated November 17, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 302.

  (S) 02. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Marguerite L. Thompson, by Indenture dated November 21, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 307.

  (S) 03. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from David W. Himmelreich, et ux, by Indenture dated November 21, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 310.

  (S) 04. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Kevin P. Fenstermacher, et ux, by Indenture dated December 8, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 313.

  (S) 05. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Byron A. Singer, et ux, by Indenture dated December 12, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 316.

  (S) 06. Right-of-way for gas pipeline in the Township of Fairfield, Lycoming County, from Robert D. Sitler, et ux, by Indenture dated December 12, 1994 and recorded December 22, 1994 in Lycoming County Deed Book 2364 at Page 319.

  (S) 07. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from J. K. Rishel Furniture Company, et al, by Indenture dated January 18, 1995 and recorded March 10, 1995 in Lycoming County Deed Book 2393 at Page 234.

  (S) 08. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from Jack E. Strouse, by Indenture dated May 5, 1995 and recorded June 13, 1995 in Lycoming County Deed Book 2433 at Page 187.

  (S) 09. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Warrior Run Development Corporation, by Indenture dated May 5, 1995 and recorded June 13, 1995 in Lycoming County Deed Book 2433 at Page 190.

  (S) 10. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Linn Street Manor Associates, by Indenture dated May 5, 1995 and recorded June 13, 1995 in Lycoming County Deed Book 2433 at Page 193.
                                       19

  (S) 11. Right-of-way for gas pipeline in the City of Williamsport, Lycoming County, from Wegmans Food Markets, Inc., by Indenture dated June 2, 1995 and recorded June 13, 1995 in Lycoming County Deed Book 2433 at Page 196.

  (S) 12. Right-of-way for gas pipeline in the Township of Muncy Creek, Lycoming County, from Muncy Valley Hospital, by Indenture dated June 27, 1995 and recorded July 28, 1995 in Lycoming County Deed Book 2457 at Page 20.

  (S) 13. Right-of-way for gas pipeline in the Township of Loyalsock, Lycoming County, from William L. Cuebas, et ux, by Indenture dated August 1, 1995 and recorded August 31, 1995 in Lycoming County Deed Book 2474 at Page 313.

                                      VII

  The following rights-of-way and/or easements situate in the County of Montour and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Borough of Danville, Montour County, from Danville Municipal Authority, by Indenture dated September 14, 1994 and recorded November 7, 1994 in Montour County Record Book 179 at Page 1130.

                                      VIII

  The following rights-of-way and/or easements situate in the County of Northumberland and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the City of Sunbury, Northumberland County, from Sunbury Textile Mills, Inc., by Indenture dated December 6, 1993 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 032.

  (S) 02. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Susquehanna Valley School Authority, by Indenture dated August 24, 1994 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 663.

  (S) 03. Right-of-way for gas pipeline in the Township of Upper Augusta, Northumberland County, from Jeanne M. Broscious, by Indenture dated October 15, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 025.

  (S) 04. Right-of-way for gas pipeline in the City of Sunbury, Northumberland County, from Pennsylvania Power & Light Company, by Indenture dated October 17, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 028.
                                       20

  (S) 05. Right-of-way for gas pipeline in the Township of Lewis, Northumberland County, from John Sensenig, et ux, by Indenture dated October 25, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 013.

  (S) 06. Right-of-way for gas pipeline in the Township of Lewis, Northumberland County, from Leon H. Zimmerman, et ux, by Indenture dated October 25, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 016.

  (S) 07. Right-of-way for gas pipeline in the Borough of Watsontown, Northumberland County, from Kenneth W. Blessing, Jr., et al, by Indenture dated October 25, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 019.

  (S) 08. Right-of-way for gas pipeline in the Borough of Watsontown, Northumberland County, from Franklin L. Harmon, Sr., by Indenture dated October 28, 1994 and recorded November 7, 1994 in Northumberland County Record Book 982 at Page 022.

  (S) 09. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Michael R. Connelly, et ux, by Indenture dated November 21, 1994 and recorded December 22, 1994 in Northumberland County Record Book 987 at Page 404.

  (S) 10. Right-of-way for gas pipeline in the Borough of Milton, Northumberland County, from Albert A. Posseda, et ux, by Indenture dated November 28, 1994 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 670.

  (S) 11. Right-of-way for gas pipeline in the Borough of Milton, Northumberland County, from Brenda L. Reeder, by Indenture dated November 28, 1994 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 674.

  (S) 12. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Douglas W. Mertz, by Indenture dated November 30, 1994 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 660.

  (S) 13. Right-of-way for gas pipeline in the Borough of Watsontown, Northumberland County, from Lawrence S. Mattern, et al, by Indenture dated December 19, 1994 and recorded December 22, 1994 in Northumberland County Record Book 987 at Page 401.

  (S) 14. Right-of-way for gas pipeline in the Township of Delaware, Northumberland County, from Russell F. Yordy Jr., et ux, by Indenture dated January 5, 1995 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 677.
                                       21

  (S) 15. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Gun Rack, Inc., by Indenture dated January 5, 1995 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 680.

  (S) 16. Right-of-way for gas pipeline in the Borough of Turbotville, Northumberland County, from Florence M. Schell, widow, by Indenture dated January 18, 1995 and recorded February 6, 1995 in Northumberland County Record Book 991 at Page 684.

  (S) 17. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Steven L. Vankirk, by Indenture dated February 23, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 820.

  (S) 18. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Benedict Cerven, et ux, by Indenture dated March 16, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 823.

  (S) 19. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Benedict Cerven, et ux, by Indenture dated March 16, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 826.

  (S) 20. Right-of-way for gas pipeline in the Borough of Northumberland, Northumberland County, from Kenneth L. Young, et al, by Indenture dated March 24, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 829.

  (S) 21. Right-of-way for gas pipeline in the Borough of Northumberland, Northumberland County, from Branchview, Inc., by Indenture dated April 7, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 835.

  (S) 22. Right-of-way for gas pipeline in the Township of Lewis, Northumberland County, from Robert L. Kilgus, Jr., et ux, by Indenture dated April 11, 1995 and recorded April 25, 1995 in Northumberland County Record Book 999 at Page 832.

  (S) 23. Right-of-way for gas pipeline in the Township of Point, Northumberland County, from Kenneth Bollinger, et ux, by Indenture dated May 13, 1995 and recorded June 6, 1995 in Northumberland County Record Book 1005 at Page 472.

  (S) 24. Right-of-way for gas pipeline in the Township of West Chillisquaque, Northumberland County, from West Chillisquaque Post No. 84, American Legion Home Association, by Indenture dated June 13, 1995 and recorded July 25, 1995 in Northumberland County Record Book 1011 at Page 559.
                                       22

  (S) 25. Right-of-way for gas pipeline in the Township of West Chillisquaque, Northumberland County, from Crossroads Church of the Nazarene of Lewisburg, by Indenture dated June 14, 1995 and recorded July 25, 1995 in Northumberland County Record Book 1011 at Page 563.

                                       IX

  The following rights-of-way and/or easements situate in the County of Snyder and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Township of Monroe, Snyder County, from Wal-Mart Stores, Inc., by Indenture dated October 3, 1994 and recorded November 7, 1994 in Snyder County Record Book 343 at Page 412.

  (S) 02. Right-of-way for gas pipeline in the Township of Monroe, Snyder County, from Lee C. Brouse, et ux, by Indenture dated October 28, 1994 and recorded November 7, 1994 in Snyder County Record Book 343 at Page 409.

  (S) 03. Right-of-way for gas pipeline in the Borough of Selinsgrove, Snyder County, from Gary L. Lenig, et ux, by Indenture dated November 14, 1994 and recorded December 22, 1994 in Snyder County Record Book 345 at Page 410.

  (S) 04. Right-of-way for gas pipeline in the Borough of Selinsgrove, Snyder County, from Susquehanna University of The Evangelical Lutheran Church, by Indenture dated July 26, 1995 and recorded August 31, 1995 in Snyder County Record Book 358 at Page 4.

                                       X

  The following rights-of-way and/or easements situate in the County of Susquehanna and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Township of Clifford, Susquehanna County, from Kent D. Maxwell, et ux, by Indenture dated January 30, 1995 and recorded March 20, 1995 in Susquehanna County Deed Book 518 at Page 70.

                                       XI

  The following rights-of-way and/or easements situate in the County of Union and Commonwealth of Pennsylvania, to wit:

  (S) 01. Right-of-way for gas pipeline in the Township of Kelly, Union County, from Lewisburg Area School District, by Indenture dated September 12, 1994 and recorded November 7, 1994 in Union County Record Book 390 at Page 95.

  (S) 02. Right-of-way for gas pipeline in the Township of White Deer, Union County, from Clyde S. Showers, et ux, by Indenture dated May 31, 1995 and recorded June 6, 1995 in Union County Record Book 418 at Page 101.
                                       23

  (S) 03. Right-of-way for gas pipeline in the Township of White Deet, Union County, from Edward A. Doebler, Jr., et ux, by Indenture dated May 31, 1995 and recorded June 6, 1995 in Union County Record Book 418 at Page 105.

  (S) 04. Right-of-way for gas pipeline in the Township of Kelly, Union County, from Julia E. Sanders, Executrix, by Indenture dated July 12, 1995 and recorded August 31, 1995 in Union County Record Book 432 at Page 235.

  (S) 05. Right-of-way for gas pipeline in the Township of Kelly, Union County, from United Methodist Countinuing Care Services, by Indenture dated July 20, 1995 and recorded August 31, 1995 in Union County Record Book 432 at Page 240.

  SAVING AND EXCEPTING, HOWEVER, FROM THE PROPERTY DESCRIBED OR REFERRED TO ABOVE, all property which is reserved or excepted from the lien and operation of the Indenture by virtue of the exceptions contained in the Granting Clauses thereof.

  TO HAVE AND TO HOLD the same, unto the Trustee and its successors and assigns forever;

  SUBJECT, HOWEVER, to permitted encumbrances as defined in the Original Indenture and to any lien thereon existing, and to any liens for unpaid portions of the purchase money placed thereon, at the time of acquisition, and also subject to the provisions of Article 12 of the Original Indenture;

  IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture.

  PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or cause to be paid unto the holders of bonds issued and to be issued under the Indenture the principal and interest, and premium, if any, due or to become due in respect thereof at the times and in the manner stipulated therein and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estates and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

  IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto that the Company will protect and make effective the lien intended to be created by the Indenture with respect to all of the properties hereinabove de scribed and that all bonds are to be issued, authenticated, delivered and held, and that all property subject or to become subject to the Indenture is to be held, subject to the further covenants, conditions, uses and trusts set forth in the Original Indenture as heretofore supplemented, and as supplemented by this Thirtieth Supplemental Indenture, in all respects as if said property was specifically
                                       24
described in the Granting Clauses of the Original Indenture; and the Company, for itself and its successors, doth hereby covenant and agree to and with the Trustee, for the benefit of those who hold said bonds as follows:

                                   ARTICLE 1.

                                 Miscellaneous

  (S) 1.01 The WITNESSETH granting clause of the Original Indenture is hereby amended by:

  (i) deleting the words "impounding, storing, transporting and selling" in the eighth line of the third paragraph thereof;

  (ii) deleting the words "water, or in its business of" in the ninth line of the third paragraph thereof;

  (iii) deleting the words "all buildings, improvements, standpipes, towers" in the first line of the fourth paragraph thereof;

  (iv) deleting the second through sixth lines of the fourth paragraph thereof;

  (v) deleting the words "ing, transmission or distribution of water;" in the seventh line of the fourth paragraph thereof;

  (vi) deleting the words "water or" in the fourteenth line of the fourth paragraph thereof;

  (vii) deleting the sixth paragraph thereof.

  (S) 1.02 Section 1.02(m) of the Original Indenture is hereby amended by deleting the words "water or" in the first and eighth lines thereof.

  (S) 1.03 Section 1.05 of the Original Indenture is hereby amended by (i) deleting the words "water or" in the seventh and thirteenth lines thereof and
(ii) adding the words "except if not" immediately after the word "case" in the seventh and tenth lines thereof.

  (S) 1.04 Section 1.05(a)(2) of the Original Indenture is hereby amended by deleting the words "water or" in the fifth line thereof.

  (S) 1.05 Section 1.05(b)(4) of the Original Indenture is hereby amended by deleting the words "water or" in the fifth line thereof.

  (S) 1.06 Section 1.05(b)(5) of the Original Indenture is hereby amended by adding the word "and" immediately after the semi-colon in the fifth line thereof.

  (S) 1.07 Section 1.06(A)(1) of the Original Indenture is hereby amended by
(i) deleting the words "water and gas businesses" in the second line thereof and (ii) substituting therefor the words "gas business."
                                       25

  (S) 1.08  Section 1.06(A)(2) of the Original Indenture is hereby amended by
(i) deleting the word "businesses" in the second line thereof and substituting therefor the word "business" and (ii) deleting the words "the sum of twelve and one-half per centum (121/2%) of the gross water operating revenues and" in the fifteenth, sixteenth and seventeenth lines thereof.

  (S) 1.09 Section 1.06(A)(4) of the Original Indenture is hereby amended by deleting the words "water and gas businesses" in the second and third lines thereof and substituting therefor the words "gas business."

  (S) 1.10 The further proviso in Section 1.06 of the Original Indenture is hereby amended by deleting the words "water and gas businesses" in the second line of clause (b) thereof and substituting therefor the words "gas business" in the second line of clause (b) thereof.

  (S) 1.11 Section 3.06(3)(B)(h) of the Original Indenture is hereby amended by deleting the words "water or" in the second, fifth, and tenth lines thereof.

  (S) 1.12 Section 3.06(4) of the Original Indenture is hereby amended by deleting the words "water or" in the third and thirtieth lines thereof.

  (S) 1.13 Section 3.07 of the Original Indenture is hereby amended by adding the words "after the date of the consummation of the sale by Pennsylvania Enterprises, Inc. ("PEI") and the Company of the Company's regulated water utility operations and certain related assets (the "Sale of the Water Business") to Pennsylvania-American Water Company ("PAWC") pursuant to an Asset Purchase Agreement dated as of April 26, 1995 (the "Asset Purchase Agreement") among PEI, the Company, PAWC and American Water Works Company, Inc." immediately after the word "cancellation" in the eighth line thereof.

  (S) 1.14 Section 3.07(2) of the Original Indenture is hereby amended by adding the words "after the date of the consummation of the Sale of the Water Business" immediately after the word "cancellation" in the twelfth line thereof.

  (S) 1.15 Section 4.07 of the Original Indenture is hereby amended by deleting the words "water and" in the eighth line thereof.

  (S) 1.16 Section 4.10 of the Original Indenture is hereby amended by:

  (i) deleting the words "a sum equal to twelve and one-half per centum (121/2%) of the gross water operating revenues (as hereinafter defined) and" in the ninth, tenth and eleventh lines of the first paragraph thereof;

  (ii) by adding the words "after the date of the consummation of the Sale of the Water Business" immediately after the word "cancelled" in the fourth line of subdivision (3) of the first paragraph thereof;

  (iii) adding the words "and; provided, further, that with respect to the calendar year in which the Sale of the Water Business is consummated, there
                                       26
shall be deemed to be two accounting periods for purposes of the calculations set forth in this Section, the first of which (the "Pre-Sale Period") shall commence on January 1 of that year and shall continue until the date immediately preceding the date of the consummation of the Sale of the Water Business and the second of which (the "Post-Sale Period") shall commence immediately following the consummation of the Sale of the Water Business and end on December 31 of that year; and provided, further, that all calculations made under this (S) 4.10 (x) with respect to the Pre-Sale Period shall be made in accordance with the provisions of this Section as in effect on the date prior to the date of the consummation of the Sale of the Water Business and (y) with respect to the Post-Sale Period shall be made in accordance with the provisions of this Section as in effect immediately following the consummation of the Sale of the Water Business." at the end of subdivision (4) of the first paragraph thereof;

  (iv) deleting the words "the amount of the gross water operating revenues of the mortgaged property during such accounting period; (b)" in the third, fourth and fifth lines of the second paragraph thereof;

  (v) deleting "(c)" in the seventh and fifteenth lines of the second paragraph thereof and substituting therefor "(b)";

  (vi) deleting "(d)" in the eighth and sixteenth lines of the second paragraph thereof and substituting therefor "(c)";

  (vii) deleting "(e)" in the eleventh and sixteenth lines of the second paragraph thereof and substituting therefor "(d)";

  (viii) adding the words "; provided, however, that as of the date of the consummation of the Sale of the Water Business, the cumulative excess credit balance shown by the last preceding certificate of the Company (the certificate for the Pre-Sale Period) shall be deemed to be zero and the Company's calculation of excess credits for the Post-Sale Period and all subsequent periods shall include only the amount of excess credits after the date of the consummation of the Sale of the Water Business" immediately after the word "hereunder" in the thirteenth line of the second paragraph thereof;

  (ix) deleting "(f)" in the fourteenth line of the second paragraph thereof and the fourth line of the third paragraph thereof and substituting therefor "(e)";

  (x) by deleting the word "If" in the first line of the sixth paragraph thereof and substituting therefor the words "Except as otherwise provided in this Section, if";

  (xi) deleting the words "terms 'gross water operating revenues' and" in the first line of the seventh paragraph thereof and substituting therefor the word "term";

  (xii) deleting the word "are" in the third line of the seventh paragraph thereof and substituting therefor the word "is";
                                       27

  (viii) deleting the words "water or" in the fourth, sixth, seventh and eleventh lines of the seventh paragraph thereof;

  (xiv) deleting the words "(as the case may be)" in the fourth, fifth, sixth, eighth, eleventh and twelfth lines thereof; and

  (xv) deleting the words "water or" in the sixth line of the eighth paragraph thereof.

  (S) 1.17 Section 4.11 of the Original Indenture is hereby amended by (i) deleting the words "water and" in the sixteenth line thereof and (ii) adding the following proviso at the end thereof: "; provided, however, that the foregoing shall not restrict the Company from paying to PEI following the consummation of the Sale of the Water Business (i) an amount not to exceed $85 million to enable the Company to repurchase shares of its common stock, which funds would, in turn, be utilized by PEI to repurchase shares of PEI common stock and (ii) a one-time special dividend of a $30 million promissory note to reduce by $30 million PEI's common shareholder's investment in the Company, and that such payment and dividend shall not reduce the amount of the earned surplus of the Company for purposes of any determination thereof under this (S) 4.11."

  (S) 1.18 Section 8.03 of the Original Indenture is hereby amended by (i) deleting the words "water and" in the first and second lines of the second paragraph thereof and (ii) adding the following proviso at the end thereof:
"Notwithstanding the foregoing, nothing in this Indenture shall prevent the Company from obtaining releases from the lien of this Indenture of (a) all real and personal property of the Company which are not used exclusively in the Company's gas utility operations and (b) all real property of the Company which is the subject of the operating and maintenance easement agreement to be executed by the Company and PAWC in connection with the Sale of the Water Business (the releases referenced in clauses (a) and (b) of this proviso are hereby collectively referred to herein as the "Special Release"). Notwithstanding anything set forth in (S) 8.03, the Company shall not be required to comply with the conditions set forth in subdivisions (C), (D), (E),
(F), (G)(2), (G)(4), or (G)(5) of the first paragraph of (S) 8.03 or lines six through twelve (other than the word "requested" in line six) of subdivision
(G)(1) of the first paragraph of (S)8.03 in connection with obtaining the Special Release and the Trustee shall execute and deliver the Special Release to the Company without receipt of items set forth in subdivisions (C), (D),
(E), (F), (G)(2), (G)(4), or (G)(5) of the first paragraph of (S) 8.03 and lines six through twelve (except for the word "requested" in line six) of subdivision (G)(1) of the first paragraph of (S)8.03. In connection with obtaining the Special Release, the Company shall deliver to the Trustee (x) a certificate of the Company stating the book value of the remaining property viz: all real and personal property of the Company which are used exclusively in connection with the Company's gas utility operations, following the release of the real and personal property which are the subject of the Special Release and
(y) a certificate of an independent engineer stating that based upon the results of an appraisal performed by such independent engineer, the aggregate fair value of
                                       28
the remaining property following the release of the real and personal property which are the subject of the Special Release exceeds 1662/3% of the aggregate principal amount of the bonds issued under this Indenture which will be outstanding immediately following the consummation of the Sale of the Water Business."

  (S) 1.19 Section 8.11 of the Original Indenture is hereby amended by adding the following paragraph at the end thereof. "The provisions set forth in this
(S) 8.11 shall not apply to any consideration to be received by the Company in connection with the properties which are the subject of the Special Release, the Company shall not be required to pay any such consideration to the Trustee and no part of any such consideration shall be deemed to be "trust moneys" for purposes of this Indenture."

  (S) 1.20 The amendments to the Original Indenture set forth in (S) 1.01-(S)
1.19 hereof shall take effect on the date of the consummation of the Sale of the Water Business and the Trustee may conclusively rely on the certificate of an officer of the Company that the Sale of the Water Business has been consummated.

  (S) 1.21 The Trustee accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Thirtieth Supplemental Indenture set forth. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirtieth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

  The Original Indenture as heretofore supplemented by twenty-nine supplemental indentures and as supplemented by this Thirtieth Supplemental Indenture is in all respects ratified and confirmed, and the Original Indenture, together with the thirty indentures supplemental thereto, shall be read, taken and construed as one and the same indenture.

  (S) 1.21 This Thirtieth Supplemental Indenture may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

  Pennsylvania Gas and Water Company does hereby constitute and appoint Thomas
J. Ward to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Thirtieth Supplemental Indenture before any person having authority by the laws of the Commonwealth of Pennsylvania to take such acknowledgment, to the intent that the same may be duly recorded, and First Trust of New York, National Association, does hereby constitute and appoint Alfia Monastra to be its attorney for it, and in its name and as and for its corporate act and deed to acknowledge this Thirtieth Supplemental Indenture before any person having authority by the laws of the State of New York to take such acknowledgment, to the intent that the same may be duly recorded.
                                       29

  IN WITNESS WHEREOF, said Pennsylvania Gas and Water Company and said First Trust of New York, National Association have caused this Supplemental Indenture to be signed in their respective corporate names, and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized, all as of the day and year first above written.

PENNSYLVANIA GAS AND
WATER COMPANY

                             /s/ John F. Kell, Jr.
By:
   Name: John F. Kell, Jr.
   Title: Vice President, Finance

[Corporate Seal]

Attest:

                              /s/ Thomas J. Ward

                                   Secretary

FIRST TRUST OF NEW YORK,
NATIONAL ASSOCIATION

                            /s/ Catherine F. Donohue
By:
   Name: Catherine F. Donohue
   Title: Vice President

[Corporate Seal]

Attest:

                              /s/ Alfia Monastra

                              Assistant Secretary
                                       30

COMMONWEALTH OF PENNSYLVANIA
COUNTY OF LUZERNE
ss.:

  BE IT REMEMBERED that on the 12th day of December, A.D. 1995, before the undersigned Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally came Thomas
J. Ward, who, being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above-named PENNSYLVANIA GAS AND WATER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of said PENNSYLVANIA GAS AND WATER COMPANY and was so affixed by authority of said corporation as the act and deed thereof; that the above-named John F. Kell, Jr. is the Vice President, Finance of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is the Secretary of the said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

                              /s/ Thomas J. Ward

                                 Thomas J. Ward


Sworn and subscribed before me
the day and year aforesaid.

                              /s/ JoAnne McHale

                                 Notary Public

                                 NOTARIAL SEAL
                          JOANNE MCHALE, NOTARY PUBLIC
                          WILKES-BARRE, LUZURNE COUNTY
                      MY COMMISSION EXPIRES SEPT. 6, 1998


Member, Pennsylvania Association of Notaries

COMMONWEALTH OF PENNSYLVANIA
COUNTY OF LUZERNE
ss.:

  I HEREBY CERTIFY that on this 12th day of December, A.D. 1995, before me, a Notary Public in and for said County and said Commonwealth, commissioned for and residing in the County of Luzerne, personally appeared Thomas J. Ward, the attorney named in the foregoing Supplemental Indenture, and he, by virtue and in pursuance of the authority therein conferred upon him, acknowledged said Supplemental Indenture to be the act and deed of the said PENNSYLVANIA GAS AND WATER COMPANY.

  Witness my hand and notarial seal the day and year aforesaid.

                              /s/ JoAnne McHale
-------------------------------------------------------------------------------
                                 Notary Public


                                 NOTARIAL SEAL
                          JOANNE MCHALE, NOTARY PUBLIC
                          WILKES-BARRE, LUZURNE COUNTY
                      MY COMMISSION EXPIRES SEPT. 6, 1998


Member, Pennsylvania Association of Notaries
                                       32

STATE OF NEW YORK
COUNTY OF NEW YORK
ss.:

  BE IT REMEMBERED that on the 11th day of December, A.D. 1995, before the undersigned Notary Public in and for said County and State, commissioned for the County of New York, personally came Alfia Monastra who, being duly sworn according to law, doth depose and say that she was personally present and did see the corporate seal of the above-named FIRST TRUST OF NEW YORK, NATIONAL AS SOCIATION, affixed to the foregoing Supplemental Indenture; that the seal so affixed is the corporate seal of said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, and was so affixed by authority of said corporation as the act and deed thereof; that the above-named Catherine F. Donohue is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of said corporation and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

                              /s/ Alfia Monastra

                                 Alfia Monastra

Sworn and subscribed before me
the day and year aforesaid.

                                 NOTARIAL SEAL
                                 JOANNE E. ILSE
                        NOTARY PUBLIC, STATE OF NEW YORK
                                NO. 01IL5018680
                           QUALIFIED IN QUEENS COUNTY
                               COMMISSION EXPIRES
                                OCTOBER 4, 1997


                              /s/ Joanne E. Ilse

                                 Notary Public
                                       33

STATE OF NEW YORK
COUNTY OF NEW YORK
ss.:

  I HEREBY CERTIFY that on this 11th day of December, A.D. 1995, before me, a Notary Public in and for said County and State, commissioned for the County of New York, personally appeared Alfia Monastra, the attorney named in the foregoing Supplemental Indenture, and she, by virtue and in pursuance of the authority therein conferred upon her, acknowledged said Supplemental Indenture to be the act and deed of the said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION.

  Witness my hand and notarial seal the day and year aforesaid.

                              /s/ Joanne E. Isle

                                 Notary Public

                                 NOTARIAL SEAL
                                 JOANNE E. ILSE
                        NOTARY PUBLIC, STATE OF NEW YORK
                                NO. 01IL5018680
                           QUALIFIED IN QUEENS COUNTY
                               COMMISSION EXPIRES
                                OCTOBER 4, 1997


                            CERTIFICATE OF RESIDENCE

  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION hereby certifies that its precise name and address as Trustee hereunder are: FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, 100 WALL STREET, SUITE 1600, NEW YORK, NEW YORK 10005.

                            /s/ Catherine F. Donohue
By:
Name: Catherine F. Donohue
Title: Vice President
                                       34